SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2022
Disclosure of events after reporting period [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
Subsequent to the quarter, Brookfield Renewable, together with its institutional partners, agreed to invest into a leading integrated distributed generation developer in the United States with a proven track record of developing and operating projects, for $700 million ($140 million net to Brookfield Renewable), representing our equity purchase price and additional equity deployment to fund future growth. The business has 500 MW of contracted operating and under construction assets, and an 1.8 GW of development pipeline in the United States.
Subsequent to the quarter, Brookfield Renewable, together with its institutional partners, formed a joint venture with California Resources Corporation (“CRC”) to establish a Carbon Management Business that will develop carbon capture and storage in California. For five years post-close of the transaction, Brookfield Renewable, together with its institutional partners, has a right of first look to acquire, through its interest in JV, carbon capture and storage projects originated by CRC for up to 5 million metric tons per annum of contracted throughput. This includes an initial investment of approximately $137 million along with an opportunity for Brookfield Renewable, together with its institutional partners, to invest up to an additional $363 million to fund the development of identified carbon capture and storage projects in California. Beyond the initial $500 million investment, if the JV develops the full pipeline of 5 million metric tons per annum of capture, transport, and storage infrastructure, Brookfield Renewable, together with its institutional partners, would have an opportunity to invest up to an additional $1 billion for a total potential investment of $1.5 billion.